Welcome shareholders

WESTMOUNTAIN

Asset Management

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995:

Statements in this presentation regarding WASM/WestMountain Asset Management, which are not historical facts, are "forward-looking statements" that involve risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking as a result of either the matters set forth or incorporated in this presentation. Specifically, the pro-forma financial summaries and balance sheet are a possible projections of future results based on the WASM/WestMountain Asset Management business plan. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's most recent Form 10-Q and 10-K. Investors and prospective investors should read this presentation in conjunction with the Company's reports on Form 10-K, Forms 10-Q, and other documents as filed with the Securities and Exchange Commission. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation.

WESTMOUNTAIN
Asset Management

"In the beginning...."

WestMountain
Asset Management

Today’s market challenges

- SEC Changes
- Market Changes

WESTMOUNTAIN
Asset Management

The original plan

Asset Management

The modified plan

Public Company Advisory
Merchant Banking
Capital Structure Formation

WestMountain
Asset Management

introductions

Steve Anderson

President

WESTMOUNTAIN
Asset Management

introductions

Joni Troska

Corporate Secretary

WESTMOUNTAIN
Asset Management

introductions

Nathanael Ksiazkiewicz

Social Media Marketing

WESTMOUNTAIN
Asset Management

Our portfolio

WestMountain
Asset Management

OmniBio

NexCore
GROUP

ACCREDITED
MEMBERS
INC.

Silver Verde May

TERRA

future opportunities

WestMountain Distressed Debt
WestMountain Alternative Energy

WestMountain Asset Management

Value Creation

Balance Sheet
Income

WESTMOUNTAIN
Asset Management

Thank you!

WESTMOUNTAIN
Asset Management